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                                                             EXHIBIT 99.906CERT


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         The Chief Executive Officer and the Chief Financial Officer of Keyco Bond Fund, Inc. (the "Registrant"), each certify to the best of his and her knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of
Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer:                           Chief Financial Officer:


/S/ JOEL D. TAUBER                                 /S/ ELLEN T. HORING
Joel D. Tauber                                     Ellen T. Horing

Date: November 21, 2003                            Date: November 21, 2003

         This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission. A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to the registrant and will be retained by the registrant and furnished to the Commission or its staff upon request.